UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 25, 2011

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2011, SemGroup Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 41,670,414 shares of the Company’s Class A common stock and Class B common stock were entitled to vote as of April 8, 2011, the record date for the Annual Meeting. There were 26,017,721 shares present, in person or by proxy, at the Annual Meeting (or 62.4% of the outstanding shares), at which the stockholders were asked to vote on four proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal 1 — Election of Directors

The stockholders voted to elect six directors to serve for a one-year term expiring at the annual meeting of stockholders in 2012 and until their successors are duly elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Ronald A. Ballschmiede	16,806,280	1,749,583	7,461,858
Sarah M. Barpoulis	16,806,281	1,749,582	7,461,858
John F. Chlebowski	16,796,656	1,759,207	7,461,858
Karl F. Kurz	16,806,280	1,749,583	7,461,858
Thomas R. McDaniel	16,806,280	1,749,583	7,461,858
Norman J. Szydlowski	16,796,656	1,759,207	7,461,858

Proposal 2 — Advisory Vote on

Executive Compensation

The stockholders voted to approve, on an advisory and non-binding basis, named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
18,534,660	1,388	19,815	7,461,858

Proposal 3 — Advisory Vote on the Frequency of a Future

Advisory Vote on Executive Compensation

The stockholders expressed a preference for the option of once every year as the preferred frequency for the holding of future advisory votes on compensation of named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,875,008	3,748	1,552,990	124,117	7,461,858

Proposal 4 — Ratification of Appointment of

Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2011. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
25,609,277	399,765	8,679	-0-

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

The Board of Directors of the Company recommended that the stockholders vote to conduct future advisory votes on executive compensation every year. In light of the voting results and the Board’s recommendation, the Company has decided that it will include a stockholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of stockholder votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: June 1, 2011	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

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